                                                                    Exhibit 99.8

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

================================================================================

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                          $[383,676,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2006-HE1

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                JANUARY 25, 2006

================================================================================

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

(MERRILL LYNCH LOGO)   FREE WRITING PROSPECTUS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2006-HE1

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

    Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

ARM

                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
             NUMBER OF      PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE       BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
FICO SCORE     LOANS       OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
----------   ---------   ---------------   ----------   --------   --------   -----------   --------   -------   -------
476 to 500         6     $  1,048,262.00       0.17%     9.504%       500       $174,710     77.01%    100.00%     0.00%
501 to 525       121     $ 20,566,177.90       3.41%     8.602%       517       $169,968     77.37%     65.36%     1.98%
526 to 550       259     $ 42,124,940.19       6.98%     8.423%       538       $162,645     82.10%     61.24%     1.27%
551 to 575       289     $ 50,564,207.27       8.37%     8.124%       564       $174,963     84.13%     56.85%     4.09%
576 to 600       393     $ 73,644,749.82      12.20%     7.589%       588       $187,391     82.28%     57.62%    24.99%
601 to 625       569     $117,241,627.77      19.42%     7.242%       613       $206,049     82.27%     47.28%    45.34%
626 to 650       542     $115,683,121.29      19.16%     6.998%       638       $213,437     81.35%     40.14%    52.28%
651 to 675       377     $ 80,595,059.04      13.35%     6.966%       662       $213,780     81.34%     22.88%    54.39%
676 to 700       220     $ 50,607,822.80       8.38%     6.691%       687       $230,036     81.12%     29.05%    62.93%
701 to 725       107     $ 24,443,215.52       4.05%     6.626%       712       $228,441     80.70%     22.80%    58.32%
726 to 750        60     $ 14,368,156.18       2.38%     6.559%       735       $239,469     80.07%     20.64%    60.27%
751 to 775        32     $  7,525,215.10       1.25%     6.524%       764       $235,163     79.44%     24.90%    62.08%
776 to 800        20     $  4,847,918.36       0.80%     6.719%       785       $242,396     79.53%     16.20%    63.68%
801 to 825         3     $    581,545.01       0.10%     6.458%       806       $193,848     83.81%     80.18%    12.38%
               -----     ---------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:         2,998     $603,842,018.25     100.00%     7.306%       625       $201,415     81.67%     42.75%    39.99%
               =====     ===============     ======      =====        ===       ========     =====      =====     =====

FIXED RATE

                            AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED
             NUMBER OF      PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE   PERCENT
              MORTGAGE       BALANCE        MORTGAGE     AVERAGE    CREDIT      BALANCE     ORIGINAL     FULL    PERCENT
FICO SCORE    LOANS        OUTSTANDING        POOL       COUPON     SCORE     OUTSTANDING      LTV       DOC        IO
----------   ---------   ---------------   ----------   --------   --------   -----------   --------   -------   -------
501 to 525         7     $    875,046.77       0.49%     8.625%       518       $125,007     75.29%     76.12%     0.00%
526 to 550        38     $  5,073,064.74       2.86%     8.021%       541       $133,502     76.09%     81.16%     0.00%
551 to 575        61     $  8,674,888.93       4.89%     7.727%       566       $142,211     78.15%     86.72%     6.91%
576 to 600       233     $ 21,461,216.49      12.09%     8.186%       588       $ 92,108     83.05%     79.13%     3.33%
601 to 625       395     $ 32,478,468.08      18.30%     8.651%       613       $ 82,224     85.70%     62.35%     4.24%
626 to 650       393     $ 35,456,173.20      19.98%     8.359%       639       $ 90,219     87.04%     49.29%     3.47%
651 to 675       291     $ 27,101,183.64      15.27%     8.237%       662       $ 93,131     87.76%     44.49%     8.86%
676 to 700       165     $ 15,425,211.21       8.69%     7.965%       688       $ 93,486     85.77%     45.20%     0.49%
701 to 725       117     $ 15,181,508.70       8.55%     7.021%       711       $129,756     80.00%     55.32%     9.18%
726 to 750        59     $  6,875,895.00       3.87%     7.310%       737       $116,541     83.56%     57.81%     0.00%
751 to 775        38     $  4,172,150.87       2.35%     7.455%       765       $109,793     79.71%     50.65%     4.03%
776 to 800        26     $  4,021,536.35       2.27%     6.630%       785       $154,674     72.09%     52.92%    12.21%
801 to 825         4     $    687,273.10       0.39%     5.880%       805       $171,818     78.58%    100.00%     0.00%
               -----     ---------------     ------      -----        ---       --------     -----      -----     -----
TOTAL:         1,827     $177,483,617.08     100.00%     8.074%       646       $ 97,145     84.23%     58.23%     4.76%
               =====     ===============     ======      =====        ===       ========     =====      =====     =====